UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): May 30, 2025
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Credit Agreement with Nomura Corporate Funding Americas LLC

On May 30, 2025, loanDepot FA Agency MSR, LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of loanDepot.com, LLC, as borrower (the "Borrower"), entered into an Omnibus Amendment of Transaction Documents (the "Amendment") with loanDepot.com, LLC, a Delaware limited liability company and an indirect, majority-owned subsidiary of loanDepot, Inc., as guarantor (the "Company"), and Nomura Corporate Funding Americas, LLC, as administrative agent and sole lender ("NCFA"). The Amendment was entered into in connection with the appointment of NCFA as the administrative agent, and the assignment to NCFA of 100% of the commitment under the Credit Agreement, dated as of December 15, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, the Guarantor, the financial institutions that may from time to time become parties thereto and administrative agent party thereto. The Credit Agreement and certain ancillary agreements provide for a revolving line of credit of up to $300 million available to the Company that is secured by certain of the Company's mortgage servicing rights with respect to mortgage loans serviced for Fannie Mae pursuant to the Fannie Mae servicing contract and other collateral listed in the Credit Agreement. The maturity date of the Credit Agreement is May 29, 2026, unless terminated earlier in accordance with the terms of the Credit Agreement. The primary purposes of the Amendment are to reflect the assignment to, and assumption of the facility by, NCFA, as administrative agent and sole lender, and to update expiration and financial terms.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1#
Omnibus Amendment of Transaction Documents, dated May 30, 2025, among Nomura Corporate Funding Americas, LLC, as administrative agent and as majority lender, loanDepot FA Agency MSR, LLC, as borrower, and loanDepot.com, LLC, as guarantor.

10.2#	Credit Agreement, dated December 15, 2023, as amended on May 30, 2025 by the Omnibus Amendment of Transaction Documents, among Nomura Corporate Funding Americas, LLC, as administrative agent for the financial institutions that may from time to time become parties as Lenders, loanDepot FA Agency MSR, LLC, as borrower, loanDepot.com, LLC, as guarantor, and the Lenders party thereto (included as Exhibit A-1 in Exhibit 10.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
# Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ David Hayes
Name: David Hayes
Title: Chief Financial Officer

Date: June 5, 2025